EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Cue Biopharma, Inc. (the “Company”) for the period ended June 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Daniel R. Passeri, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel R. Passeri
Name: Daniel R. Passeri
Title: Chief Executive Officer
(Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

Date: August 12, 2025